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                                       February 13, 1998



Mr. Lawrence A. Busse
Busse Broadcasting Corporation
141 East Michigan Avenue
Suite 300
Kalamazoo, Michigan 49007

          Re:  OPTION TO ACQUIRE CERTAIN ASSETS

Dear Mr. Busse:

     This letter agreement will confirm our understanding that upon the termination of your employment by the Company without Cause or by you for Good Reason (each as defined in that certain Amended and Restated Employment Agreement dated February 20, 1995 between you and Busse Broadcasting Corporation (the "Company"), as amended from time to time), you, or your assignee, shall have the option, exercisable within 90 days following the occurrence of such event, to acquire all of the Company's right, title and interest in and to any or all the assets set forth on Exhibit A hereto (the "Corporate Assets") for an aggregate purchase price of $10.00 in cash. In connection with any transfer of the Corporate Assets, the Company and you, or your assignee, as applicable, shall execute such instruments of transfer as the other party shall deem necessary and appropriate.

     In order to exercise the option granted hereby, you or your assignee shall deliver to the Company written notice of your or its intention to exercise such option, which notice shall identify the Corporate Assets to be transferred as well as the proposed date of such transfer (such date not to be less than 5 nor more than 10 business days following the delivery of such written notice).

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     The parties agree that the Corporate Assets shall be transferred free and clear of any liens or encumbrances but otherwise in "as is, where is" condition without warranty of merchantability or fitness for a particular purpose.

                                       Very truly yours,

                                       BUSSE BROADCASTING CORPORATION


                                       By:  /s/ James C. Ryan
                                            --------------------------
                                            James C. Ryan
                                            Treasurer and Assistant Secretary



Accepted and agreed to this
13th day of February, 1998.


/s/ Lawrence A. Busse
----------------------------
Lawrence A. Busse

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                                      EXHIBIT A


BROADCAST EQUIPMENT

     Sony 19" Color TV
     Quasar VCR
     Sony VP-5020 U-Matic VCR

OFFICE EQUIPMENT

     Royal 248-PD II Calculator
     IBM Wheelwriter 30
     NEC NE Fax 462
     Sprint Phone System & Voice Mail
     DBS Receiver & Antenna System

COMPUTER EQUIPMENT

     Printer - Epson LQ 1000
     Printer - Epson LQ 1000
     486 PC & Tape Backup
     Epson LQ 1050
     386 PC
     Laptop PC
     HP Deskjet 310 Printer
     FCMICA Fax Card
     386 PC
     Canon 33-200 Bubble Jet
     3 Pentium 133 Boards and Network System
     Laser Printer KXP4440 - '1.2 GB Drive & 2 Mice
     3.5" H.D. Drive
     400 Meg Drive
     Surge Suppressor

FURNITURE & FIXTURES

     Wall Art
     Conference Table
     Conference Chairs (07)
     Wood Chest
     Desk & Return (03)
     Chair (03)
     Desk Set (03)
     Bookcase (03)

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FURNITURE & FIXTURES (CONT'D.)

     Metal Shelves
     5 Drawer Lateral File (White)
     Armchair (02)
     Armchair (02)
     Armchair (02)
     Wood Cabinet (02)
     Wood Cabinet (02)
     Wood Credenza (02)
     Printer Stand (02)
     Trash Can (02)
     Carpet Protector (02)
     Desk W/Return & Cabinet (02)
     AC Strip (02)
     Wood Cabinet
     Leather Armchair
     Leather Armchair
     Leather Armchair
     Wood Wall Unit
     Wood Printer Table
     Carpet Protector
     Executive Wood Desk
     Trash Can
     Wood Clock
     Desk Set
     5 Drawer Lateral File
     Typing Table (R)
     Printer Stand (R)
     Wood Desk W/Return (R)
     Carpet Protector (R)
     Armchair (R)
     Trash Can (R)
     Walnut Lateral File
     3 Drawer Metal Lateral File
     2 Conference Room End Tables
     3 Drawer Metal Lateral File
     Reception Chairs (3)
     Vertical Blinds (Windows)
     Desk Chair

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AUTOMOBILE

     BMW 540i (VID No. WBAHE6324SGF34584)

ENTERTAINMENT

     4 season tickets to the NEW YORK YANKEES baseball games (i) for the 1998 season and (ii) to the extent
     Mr. Busse elects to pay the purchase price for such tickets in any future season, for each such future season

NAME

     The name "Busse Broadcasting Corporation" and any derivation thereof